SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K/A


                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE


                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         Date of Report (Date of earliest event reported): April 25, 1997


                        MERCANTILE BANCORPORATION INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




                Missouri                  1-11792         43-0951744
         ------------------------      ------------   -------------------
         (State of Incorporation)      (Commission       (IRS Employer
                                       File Number)   Identification No.)





                  P.O. Box 524, St. Louis, Missouri              63166-0524
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         (Address of principal executive offices)                (Zip Code)



                                  (314) 425-2525
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT

         ITEM 5.   ACQUISITION OR DISPOSITION OF ASSETS
         -------   ------------------------------------

                   Reference is made to the Current Report on Form 8-K filed by the Registrant on May 2, 1997 announcing the closing of the merger of Mark Twain Bancshares, Inc. ("Bancshares") into a wholly owned subsidiary of the Registrant. The merger became ef-fective as of April 25, 1997.

         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
         -------   ---------------------------------

                   (a)  Financial Statements of Business Acquired

                        The following financial statements of Bancshares and its subsidiaries are incorporated by reference to Bancshares' Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996:

                        Independent Auditors' Report

                        Consolidated Balance Sheet -- December 31, 1996 and
                        1995

                        Consolidated Statement of Income -- Three Years Ended December 31, 1996, 1995 and 1994

                        Consolidated Statement of Cash Flows -- Three Years Ended December 31, 1996, 1995 and 1994

                        Notes to Consolidated Financial Statements

                        The following financial statements of Bancshares and its subsidiaries are incorporated by reference to Bancshares' Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1997:

                        Condensed Consolidated Balance Sheet -- March 31, 1997 and 1996 and December 31, 1996

                        Condensed Consolidated Statement of Income -- Three Months Ended March 31, 1997 and 1996

                        Condensed Consolidated Statement of Cash Flows -- Three Months Ended March 31, 1997 and 1996

                        Notes to Condensed Consolidated Financial State-ments

                   (b)  Pro Forma Financial Information

                        The following pro forma combined consolidated fi-nancial statements (unaudited) of the Registrant





                        reflecting the merger with Bancshares are incorporated by reference to the Registrant's registration statement on Form S-4 filed May 19, 1997:

                        Pro Forma Combined Consolidated Balance Sheet-- March 31, 1997 (Unaudited)

                        Pro Forma Combined Consolidated Income Statement-- Three Years Ended December 31, 1996, 1995 and 1994 and Three Months Ended March 31, 1997 and 1996 (Un-audited)

                        Notes to Pro Forma Combined Consolidated Financial Statements (Unaudited)

                   (c)  Exhibits

                        (23) Consent of Ernst & Young LLP






                                    Signatures
                                    ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            MERCANTILE BANCORPORATION INC.
                                            (Registrant)



                                            By:  /s/ Jon W. Bilstrom
                                                 -----------------------
                                                 Name:  Jon W. Bilstrom
                                                 Title:  General Counsel
                                                         and Secretary




         Dated: May 19, 1997